Supplement to the currently effective Statement of Additional Information for the listed Fund:

DWS Large Cap Value Fund
--------------------------------------------------------------------------------

The following information supplements the disclosure in the "Management of the Funds" section of the Fund's Statement of Additional Information:


Effective April 25, 2007, the shareholders of DWS Large Cap Value Fund (the "Fund") approved a new investment management agreement (the "Investment Management Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or "Advisor"), the Fund's advisor. Under the Investment Management Agreement, DIMA provides portfolio management and related services. Under a separate administrative services agreement DIMA provides administrative services to the Fund. Although the management services and administrative services are now provided to the Fund under separate agreements, no change is expected to the aggregate fees paid to DIMA. The Investment Management Agreement will remain effective through September 30, 2008, and it will continue from year to year thereafter only if its continuance is each approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of a Fund. The Board of Directors, including a majority of the non-interested Directors most recently approved the Investment Management Agreement on
September 19, 2007. The advisory fee rates are payable monthly at the annual rate shown below.

     Average Daily Net Assets                     DWS Large Cap Value Fund
     ------------------------                     ------------------------
     $0 - $1.5 billion                                       0.425%
     Over $1.5 billion - $2 billion                          0.400%
     Over $2 billion - $3 billion                            0.375%
     Over $3 billion - $4 billion                            0.350%
     Over $4 billion - $5 billion                            0.325%
     Over $5 billion                                         0.300%



Administrator. Effective April 25, 2007, the Fund entered into an administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund
accounting   services  under  the   Administrative   Services

Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


Subadvisor to DWS Large Cap Value Fund

Effective April 25, 2007, the shareholders approved a new sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Asset Management International GmbH ("DeAMi" or "Sub-Advisor") and DIMA. The terms of the Sub-Advisory Agreement are identical to the terms of the prior agreement, except for the period of effectiveness. The Sub-Advisory Agreement will remain effective until September 30, 2008, and will continue from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Board of Directors, including a majority of the non-interested Directors last approved the Sub-Advisory Agreement on September 19, 2007.




               Please Retain this Supplement for Future Reference


November 16, 2007